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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934


Date of report                            August 12, 2002 Certifications
(Date of earliest reported event)  --------------------------------------------


Commission File Number                             000-19914
                                   --------------------------------------------


                                COTT CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            CANADA                                          None
-------------------------------                     ----------------------
(State or other jurisdiction of                        (I.R.S. Employer
 incorporation or organization)                      Identification Number)


                          207 Queen's Quay W, Suite 340
                            Toronto, Ontario M5J 1A7
          -------------------------------------------------------------
           (Address of principal executive offices)      (Postal Code)


                                 (416) 203-3898
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 9.    REGULATION FD DISCLOSURE

On August 13, 2002, Cott Corporation ("the Company") filed its Quarterly Report on Form 10-Q for the period ended June 29, 2002 with the Securities and Exchange Commission. The filing was accompanied by certifications, funished pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, of Frank E. Weise, the Company's chairman, president and chief executive officer, and Raymond P. Silcock, the Company's executive vice president and chief financial officer.

The certifications, provided herewith as Exhibits 99.1 and 99.2, affirm that the Company's Quarterly Report on Form 10-Q for the period ended June 29, 2002 complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Company.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       COTT CORPORATION
                                       (Registrant)


Date:    August 14, 2002
                                       /s/ Raymond P. Silcock
                                       --------------------------
                                       Raymond P. Silcock
                                       Executive Vice President &
                                       Chief Financial Officer


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                                  EXHIBIT INDEX


Number   Description
------   -----------

 99.1 Certification of the chairman, president and chief executive officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002 furnished with the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002.

 99.2 Certification of the executive vice-president and chief financial officer pursuant to section 906 of the Sarbanes-Oxley Act of 2002 furnished with the Company's Quarterly Report on Form 10-Q for the quarterly period ended June 29, 2002.


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